TEMPUR-PEDIC®

The most highly **recommended** bed in America.

Barry Hytinen
Vice President

Welcome / Agenda	**Barry Hytinen**
Corporate Overview	**Mark Sarvary**
Financial Overview	**Dale Williams**
Q&A	
Showroom Tour	

TEMPUR-PEDIC

Webcast participants may email questions to:
investor.relations@tempurpedic.com
Agenda

Note Regarding Trademarks, Trade Names and Service Marks:
Tempur, Tempur-Pedic, The DeluxeBed by Tempur-Pedic, The ClassicBed by Tempur-Pedic, The GrandBed by Tempur-Pedic, The TEMPUR-
Cloud Supreme, The TEMPUR-Cloud, The RhapsodyBed by Tempur-Pedic, The AdvantageBed by Tempur-Pedic, The Bella Fina Bed by Tempur-
Pedic, The BellaSonna Bed by Tempur-Pedic, The TEMPUR-Cloud Luxe by Tempur-Pedic, The CelebrityBed by Tempur-Pedic, The AlluraBed by
Tempur-Pedic, The Sensation, The Sensation Lite, The NeckPillow by Tempur-Pedic, The SymphonyPillow by Tempur-Pedic, The ComfortPillow
by Tempur-Pedic, The RhapsodyPillow by Tempur-Pedic are trademarks, trade names or service marks of Tempur-Pedic International Inc. and its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of their respective owners.
Forward-Looking Statements
This presentation may contain “forward-looking statements,” within the meaning of federal securities laws, which include information concerning the
Company’s plans, objectives, goals, strategies, future revenues or performance, financing needs and other information that is not historical information.
When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including without limitation, the Company’s expectations regarding improving the quality and range of existing products; increasing brand awareness and brand consideration; the impact of the introduction of new products, including the TEMPUR-Cloud™ Supreme; international and domestic growth opportunities; increasing market share;
improving gross margin; expanding and improving distribution channels; manufacturing capacity and utilization; consumer preferences and behavior; the effectiveness of new cost structures; meeting financial obligations; cost and operating expense reductions and cash flow generation; and the Company’s enhanced earnings power are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.
There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this presentation. Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include general economic and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; the Company’s ability to reduce expenses to align with reduced sales levels; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to increase sales productivity and expand distribution channels; the Company’s dependence on its significant customers; the Company’s ability to address issues in certain underperforming international markets; the Company’s ability to continuously improve its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; changes in foreign tax rates; rising commodity costs; the Company’s ability to retain members of its senior management team; the effects of increased interest rates; the market price for the Company’s common stock prevailing from time to time; and the nature of other investment opportunities presented to the Company from time to time.
Additional information concerning these and other risks and uncertainties are discussed in the Company's filings with the Securities and Exchange
Commission, including without limitation the Company's annual report on Form 10-K under the headings "Special Note Regarding Forward-Looking
Statements" and "Risk Factors". Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

Mark Sarvary
President & Chief Executive Officer

Tempur-Pedic Overview

Unique Range Of Mattresses And Pillows Utilizing The
Proprietary Pressure Relieving Tempur Material

The

Grandbed
by Tempur-Pedic®

The

RhapsodyBed
by Tempur-Pedic®

The

DeluxeBed
by Tempur-Pedic™

The

AdvantageBed
by Tempur-Pedic™

The
TEMPUR-Cloud™ Supreme

The SymphonyPillow
by Tempur-Pedic®

The ComfortPillow
by Tempur-Pedic®

The NeckPillow
by Tempur-Pedic™

The RhapsodyPillow
by Tempur-Pedic®

Company Thesis
® Established: Worldwide leader in specialty mattresses and premium mattresses
 ➢ Leader in the $5B premium segment of the $13B global mattress market
® Differentiated: Consumer preferred, branded product line
 ➢ Most highly recommended brand by owners, most desired brand for non-owners
 ➢ Over a decade of industry-leading brand advertising, very high level of owner referrals
® Profitable: Industry-leading margins and cash flows
 ➢ Gross margin ~47%, potential 50%
 ➢ Operating margin ~17%, potential 25%
 ➢ Annual depreciation & amortization is 2x annual capital expenditures
® Growing: Significant top line growth opportunity
 ➢ 2% U.S. mattress market share
Source: Management estimates

Breaking News!
Tempur-Pedic #1

Consumer Reports

TEMPUR-PEDIC

Independent And Internal Research Confirms Tempur-Pedic Is A
Preferred Product
Source: The 2008 and 2009 Gallup Consumer Mattress Market Study and Update
In its October 2009 issue hot off the press,
Consumer Reports released the results of a survey
in which 17,000 people rated their mattresses. The
article, entitled “Would you buy that mattress
again?”, reports that Tempur-Pedic scored #1 on
“Would Definitely Buy Again” - beating ALL other
brands in the survey.

Prior Experience	
Name	**Position**	**Prior Experience**	**Consumer Products**	**Inter'l**
Mark Sarvary	President & CEO	President, Campbell Soup North America CEO, J. Crew Group President, Stouffer's Frozen Food Division at Nestle	✓	✓
Rick Anderson	EVP and President, North America	VP, Gillette Gillette / P&G	✓	✓
Matt Clift	EVP, Global Operations	VP / GM Lexmark International Lexmark / IBM	✓	✓
Lou Jones	EVP & General Counsel	General Counsel, Papa John's International SVP, Blockbuster, Inc	✓	✓
David Montgomery	EVP and President, International	President, Rubbermaid Europe VP, Black & Decker Europe, Middle East, Africa	✓	✓
Dale Williams	EVP & CFO	CFO, Honeywell Control Products CFO, Saga Systems CFO, GE Information Services	✓	✓

TEMPUR-PEDIC

Strong Management Team With > 150 Years Running Large, International
Businesses

Global Presence

Denmark (500K sq ft)
Duffield, VA (500K sq ft)
Albuquerque, NM (800K sq ft)
State-of-the-Art Vertically Integrated Manufacturer
◆ Highly automated, ISO-certified plants
◆ > $200 million invested

2009 Performance

2009 Strategic Priorities
◆ Maintain a reasonable cushion to financial covenants
◆ Improve cost structure to maximize results in 2009 and to set stronger base for 2010
◆ Improve share versus relevant competitive set, primarily premium and specialty
◆ Set stage for growth in 2010 and beyond
 ➢ Improve retail effectiveness
 ➢ Broaden product range
 ➢ Grow direct channel
 ➢ Improve household penetration in International markets
◆ Maintain flexibility to respond quickly should the economy recover

Progress on 2009 Priorities
◆ Maintain a reasonable cushion to financial covenants
 ✓ Reduced debt by >$100 million year to date (September 2009)
 ✓ Lowered Debt to EBITDA ratio to <2.0 times vs. our 3.0 times bank covenant
◆ Improve cost structure to maximize results in 2009 and to set stronger base for 2010
 ✓ Productivity program on track - Gross margin in Q3 2009 586 bps higher than Q3 2008
 ✓ Lowered SGA spend 16% through first three quarters of 2009 as compared to 2008
◆ Improve share versus relevant competitive set, primarily premium and specialty
 ✓ Increased mattress market share sequentially every month of 2009
◆ Set stage for growth in 2010 and beyond
 ✓ Improve retail effectiveness - Effective promotions, increased investment in advertising
 ✓ Broaden product range - Successful launch of Cloud collection
 ✓ Grow direct channel - Year on year growth in 3rd quarter 2009
 ✓ Improve household penetration in International markets - Sensation and Sensation Lite
◆ Maintain flexibility to respond quickly should the economy recover
 ✓ Above budget investment in advertising and R&D
 ✓ Guidance raised on 10/15/09:
 ➢ Sales: $790 - $805MM - down 15 to 13% versus 2008
 ➢ Earnings: $1.00 - $1.05 - up 6 to 12% versus 2008
 Notes: 1. For a reconciliation of Funded Debt to EBITDA and 2008 Adjusted Net Income, see Appendix to this presentation.
 2. Mattress share based on management estimates and ISPA monthly sample industry reports for 2009
 3. For a discussion of the Company’s performance, please refer to the Company’s press release for 3Q09 results and the Company’s prior 10K and 10Q filings.

Industry Review

Industry Situational Assessment
 ◆ Mattress industry experiencing unprecedented downturn, though the market remains large
 ◆ 2008 represents the worst year on record for the bedding industry; 2009 still down
 ◆ Consumer credit, while still available, has tightened
 ◆ Retailer bankruptcies
 ◆ Many competitors in financial distress

'84 - '06	'06 - '08
$ CAGR	7.5%	(3.7%)
Unit CAGR	2.3%	(6.8%)

$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
30,000
25,000
20,000
15,000
10,000
5,000
0
Mattress $
Mattress Units
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

TEMPUR-PEDIC

Historically, A Steadily Growing Industry
Units
(In Thousands)
Dollars
(In Millions)
Source: 2008 and 2004 Annual ISPA Report of Sales and Trends

5%
0%
(5%)
(10%)
(15%)
(20%)
(25%)
(30%)
(35%)
Percent Chg. Vs. Prior Year
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Units
Dollars

Recent Trends Remain Weak And Unprecedented
2008
2009
Source: 2009 ISPA Sales Report
ISPA Performance (vs. Prior Year)

30%
25%
20%
15%
10%
19%
22%
23%
25%
22%
2004
2005
2006
2007
2008
Specialty % of Total

55%
50%
45%
40%
35%
44%
52%
53%
2006
2007
2008
Premium % of Total

Long-term Growth Of Specialty & Premium Mattress Segments
Source: 2008 ISPA Sales Report
Note: Premium mattress category defined as $1,000+
Specialty Share
Premium Share

Tempur-Pedic Opportunity & Strategy

Spring
80%
84%
84%
Spring
90%
88%
90%
Spring
87%
86%
90%
Tempur
62%
82%
90%
50%
55%
60%
65%
70%
75%
80%
85%
90%
95%

Spring
83%
Spring
89%
Spring
89%
Tempur
94%
60%
65%
70%
75%
80%
85%
90%
95%
100%

TEMPUR-PEDIC

Very Strong Brand Awareness, Particularly Among Premium
Buyers
Source: The 2008 and 2009 Gallup Consumer Mattress Market Study and Update
+28%
+3%
+0%
+4%
2004
2006
2008
All U.S. Prospective Buyers
U.S. Premium Prospective Buyers
2004
2006
2008
2004
2006
2008
2004
2006
2008

Strategic Research Summary
 ◆ Tempur-Pedic owners like their beds much better than spring mattress owners
 ➢ Recommend to a friend (top box): Tempur-Pedic: 65%, Spring 24-27%
Source: Tempur-Pedic research

Strategic Research Summary
 ◆ Tempur-Pedic owners like their beds much better than spring mattress owners
 ➢ Recommend to a friend (top box): Tempur-Pedic: 65%, Spring 24-27%
 ◆ Tempur-Pedic also has very strong perception among the general population
 ➢ Most comfortable: Tempur-Pedic 41% vs Spring 21-29%
Source: Tempur-Pedic research

Strategic Research Summary
 ◆ Tempur-Pedic owners like their beds much better than spring mattress owners
 ➢ Recommend to a friend (top box): Tempur-Pedic: 65%, Spring 24-27%
 ◆ Tempur-Pedic also has very strong perception among the general population
 ➢ Most comfortable: Tempur-Pedic 41% vs Spring 21-29%
 ◆ People say they are going to consider a Tempur-Pedic for their next bed:
 ➢ Brands considered: Tempur-Pedic: 45%, Spring 29-49%
Source: Tempur-Pedic research

Strategic Research Summary
 ◆ Tempur-Pedic owners like their beds much better than spring mattress owners
 ➢ Recommend to a friend (top box): Tempur-Pedic: 65%, Spring 24-27%
 ◆ Tempur-Pedic also has very strong perception among the general population
 ➢ Most comfortable: Tempur-Pedic 41% vs Spring 21-29%
 ◆ People say they are going to consider a Tempur-Pedic for their next bed
 ➢ Brands considered: Tempur-Pedic: 45%, Spring 29-49%
 ◆ Tempur-Pedic has been voted best bed by Consumer Reports (October 2009)
Source: Tempur-Pedic research

US Mattress Market Share

	Units	$'s
Tempur-Pedic	2%	8%
Spring		21%
Spring		13%
Spring		16%

Strategic Research Summary
 …..and yet Tempur-Pedic has a very small market share

Source: 2007 Data - Furniture/Today market research (2008 Bedding Yearbook - Nov. 24, 2008)

Our goal is to become the world’s
favorite mattress and pillow brand.

How Will We Achieve This Goal?
1. Make Sure Everyone Knows They Would Sleep Better On Tempur
2. Make Sure There Is A Tempur Bed And Pillow That Appeals To Everyone
3. Make Sure That Tempur Is Available To Everyone
4. Make Sure Tempur Continues To Deliver The Best Sleep
…and make sure our cost structure is optimized to enable these marketing and product development investments

Tempur Vision
People who sleep on Tempur sleep better than those
who don’t.
Our goal is to become the world’s
favorite mattress and pillow brand.
 To achieve our goal we will:
 1. Make sure everyone knows they would sleep better on Tempur
 2. Make sure there is a Tempur mattress and pillow that appeals to everyone
 3. Make sure that Tempur is available to everyone
 4. Make sure Tempur continues to deliver the best sleep
Make sure our cost structure is optimized to enable marketing and product investments

Implementing The Strategy

People who sleep on Tempur sleep better than those
who don’t.
Our goal is to become the world’s
favorite mattress and pillow brand.
 To achieve our goal we will:
 1. Make sure everyone knows they would sleep better on Tempur
 2. Make sure there is a Tempur mattress and pillow that
 appeals to everyone
 3. Make sure that Tempur is available to everyone
 4. Make sure Tempur continues to deliver the best sleep
Make sure our cost structure is optimized to enable marketing and product investments
Tempur Vision

1. “It’s too expensive”
2. “It’s too firm”
3. “It’s for ‘other people’” (e.g. older, back pain, etc.)
Make Sure There Is A Tempur Mattress And Pillow That Appeals
To Everyone
Why isn’t Tempur-Pedic already the favorite mattress?

$3000+	6%
$2000-$2999	13%
$1000-$1999	30%
$500-$999	29%
$0-$499	22%

There Is Enormous Potential For Growth Within The Price Ranges We
Currently Compete In
Source: Tempur-Pedic estimates based on ISPA, Traqline, and management estimates

The

AdvantageBed
by Tempur-Pedic™

The

ClassicBed
by Tempur-Pedic®
Queen Mattress
$1,299
Queen Mattress
$1,699
49%
Retail Price
Point
% of Total Annual
U.S. Wholesale
Mattress Sales

1. “It’s too expensive”
2. “It’s too firm”
3. “It’s for ‘other people’” (e.g. older, back pain, etc)
Make Sure There Is A Tempur Mattress And Pillow That Appeals
To Everyone
Why isn’t Tempur-Pedic already the favorite mattress?

Mattress Feel Preference - % Consumers Who Prefer

All Buyers | **Future Premium Buyers**

Most Premium Mattress Buyers Prefer Soft / Medium
Source: 2009 SMI/Alcott Mattress Attitude & Usage Study
Premium = Will spend $1,000+ for my next mattress set
Firm
Soft / Medium
51%
49%
48%
52%

Initiated A Major Research-Driven New Product Program In 9/08
Concept
Creation
 Development
& Testing
 Manufacturing
Ramp-Up
 Commercial-
ization
Design
Consumer Research

Unprecedented Product Research
◆ 15 months of consumer research and development
◆ 6 separate rounds of consumer testing
◆ Over 1,150 consumer prototype evaluations
◆ Tested against strong marketplace basket of competitors
◆ Tested via in-home consumer sleep evaluations
◆ Tested among premium buyers who prefer soft & pillow-tops

Innovation Research: Blind Sensory Room

Innovation Research: Visual Design Room Layout

80%
70%
60%
50%
40%
30%
20%
10%
0%
Cloud Supreme
Pillowtop 1
Pillowtop 2
Pillowtop 3
Classic
Initial Feel (% very soft)
Pillow-like Feel
Overall Softness
Seriously Consider
First choice

Research Results Are Clear - Among Consumers Who Previously Rejected
Tempur-Pedic
Source: 2009 Tempur-Pedic company research
Note: % of people rating a 6 or 7 on a 7 point scale.
Better Than Competition
, Different From Classic

TEMPUR-Cloud™
Supreme

The perfect balance of softness and support

TEMPUR-Cloud™ Supreme: 4th Quarter 2009
$1,999 Queen Mattress
Featuring our latest formula, TEMPUR-ES™

TEMPUR-Cloud™: 1st Quarter 2010
$1,499 Queen Mattress
Featuring our latest formula, TEMPUR-ES™

TEMPUR® Collection
featuring
TEMPUR® material
on top

AdvantageBed

ClassicBed

DeluxeBed

BellaFina Bed

CelebrityBed
Firm Initial Feel
Excellent Pressure Relief
Very Supportive
Also Introduced An Improved Brand Architecture
TEMPUR-HD® Collection
featuring
TEMPUR-HD ® material
on top

RhapsodyBed

BellaSonna Bed

AlluraBed

GrandBed
Medium Soft Initial Feel
Ultimate in Pressure Relief
Very Supportive
TEMPUR-Cloud™ Collection
featuring
TEMPUR-ES ™ material
on top

TEMPUR-Cloud™

TEMPUR-Cloud™ Supreme

TEMPUR-Cloud™ Luxe
Pillowy Soft Initial Feel
Uniquely Responsive
Very Good Pressure Relief
Very Supportive
Tempur-Pedic’s unsurpassed SUPPORT Technology is always underneath.

 Our Sensation mattress line has a unique, dynamic support base
We Are Currently Working On Our Next Generation Of Products
And Product Improvements
 ◆ Our R&D teams are capable of designing products for nearly any consumer requirement
 ◆ We continue to use consumer research as a foundation

1. “It’s too expensive”
2. “It’s too firm”
3. “It’s for ‘other people’” (e.g. older, back pain, etc.)
Make Sure There Is A Tempur Mattress And Pillow That Appeals
To Everyone
Why isn’t Tempur-Pedic already the favorite mattress?

◆ Tempur-Pedic is rightly associated with the relief its unique support provides people with back and neck pain…
◆ But, Tempur-Pedic owners are extraordinarily satisfied - and the satisfaction doesn’t vary by age or medical condition
◆ Furthermore, desire for Tempur-Pedic beds is greatest among the younger, fitter generations…!
Tempur-Pedic Is For Everyone

All Households	Age 18 - 34 Households
Tempur-Pedic	18%	28%
Spring	17%	18%
Spring	13%	11%
Spring	6%	6%

Brand Consideration Is Strongest Among Younger Consumers
◆ Which One Brand Are You Most Likely To Buy Next?
Source: The 2008 and 2009 Gallup Consumer Mattress Market Study and Update

People who sleep on Tempur sleep better than those
who don’t.
Our goal is to become the world’s
favorite mattress and pillow brand.
 To achieve our goal we will:
 1. Make sure everyone knows they would sleep better on
 Tempur
 2. Make sure there is a Tempur mattress and pillow that appeals to everyone
 3. Make sure that Tempur is available to everyone
 4. Make sure Tempur continues to deliver the best sleep
Make sure our cost structure is optimized to enable marketing and product investments
Tempur Vision

◆ On average, Tempur-Pedic owners tell 14 people about their mattress during their first year of ownership
◆ Consumers today trust recommendations from friends, and even strangers, more than advertising from businesses
◆ New advertising campaign designed to communicate that
 Tempur-Pedic is for everybody….
Leveraging The Passion Of Our Owners
Source: 2008 Tempur-Pedic Owners Study

Unleashing The Power Of Owner Satisfaction & Recommendations

People who sleep on Tempur sleep better than those
who don’t.
Our goal is to become the world’s
favorite mattress and pillow brand.
 To achieve our goal we will:
 1. Make sure everyone knows they would sleep better on Tempur
 2. Make sure there is a Tempur mattress and pillow that appeals to everyone
 3. Make sure that Tempur is available to everyone
 4. Make sure Tempur continues to deliver the best sleep
Make sure our cost structure is optimized to enable marketing and product investments
Tempur Vision

Make Sure Tempur Is Available To Everyone
◆ Expanding points of distribution
 ➢ Opportunity for distribution growth in the US:
 ➢ Potentially 500 - 1,500 incremental doors
 ➢ Significant opportunity for growth in other developed markets
 ➢ Potentially 1,500 - 2,000 incremental doors
 ➢ Currently laying groundwork for growth in China and Eastern Europe
◆ Improving Effectiveness of Distribution
 ➢ Continuing to strengthen the effectiveness of our promotions
 ➢ Improving focus and effectiveness of our sales force
 ➢ Increasing the integration of retailer and Tempur advertising
Source: The 2008 and 2009 Gallup Consumer Mattress Market Study and Update

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Shipping Nov. 2009
Introducing the NEW
TEMPUR-Cloud™
Supreme
A true innovation in softness and support.
A true innovation in softness and support, the TEMPUR-Cloud™ Supreme features an extra thick layer of our new TEMPUR-ES™ to create the softest, most responsive sleep surface we've ever made.
Pre-Order Yours Today
Shipping November 2009
learn more
Featured Items
90 Night In-Home Tryout
TEMPUR® vs. Memory Foam
ask me
Listen to our Owners
Factory-Direct EXCLUSIVE
PrimaBed
SymphonyPillow
It's the Perfect Time to SAVE
Advanced Ergo System
SUPPORTING THE FIGHT AGAINST PANCREATIC CANCER
My Tempur-Pedic Teddy Bear®
20 YEAR
20 Year Warranty
Our mattresses come with an industry leading 20 year warranty!
90 NIGHT TRYOUT
90 Night Tryout
Yours to try, at our risk, for 90 days with no final purchase decision required!
FREE SHIPPING
Save up to $299...
Enter WFSH at checkout & get FREE shipping when you buy any Tempur-Pedic® product!

TEMPUR-PEDIC

Make Sure Tempur Is Available To Everyone

People who sleep on Tempur sleep better than those
who don’t.
Our goal is to become the world’s
favorite mattress and pillow brand.
 To achieve our goal we will:
 1. Make sure everyone knows they would sleep better on Tempur
 2. Make sure there is a Tempur mattress and pillow that appeals to everyone
 3. Make sure that Tempur is available to everyone
 4. Make sure Tempur continues to deliver the best sleep
Make sure our cost structure is optimized to enable marketing and product investments
Tempur Vision

4.4
3
4.7
3.8
5.2
4.5

Imprint recov_L
Mobility_L
Supports_L
Sink time_L
Sink distance_L

TEMPUR-PEDIC

56

Make Sure That Tempur Continues To Deliver The Best Sleep
◆Tempur is developing new
 technologies to accurately
 measure the physical
 characteristics of mattresses
◆This is correlated with consumer
 sensory research to set design
 parameters for new materials and
 mattresses

TEMPUR-PEDIC

The most highly **recommended** bed in America.

TEMPUR-PEDIC

Dale Williams
Executive Vice President & Chief Financial Officer

TPX Financial Overview

$1,200
$1,000
$800
$600
$400
$200
$0
$685
$837
$945
$1,107
$928
$586
$776

 ◆ Difficult economy negatively affected revenues
 ◆ Trends improving for two consecutive quarters
($ in millions)
 For a discussion of the Company’s performance, please refer to the Company’s press release for 3Q09 results and the Company’s prior 10K and 10Q filings.
2004
2005
2006
2007
2008
TTM
Sept 09
YTD
Sept 09
TPX Net Sales

 For a discussion of the Company’s performance, please refer to the Company’s press release for 3Q09 results and the Company’s prior 10K and 10Q filings.
$213M
$373M
3Q09 YTD Sales
Significant International Segment

Healthcare
2%
Third Party
2%
Direct
8%
Retail
88%

Third Party
11%
Healthcare
8%
Direct
2%
Retail
79%

TEMPUR-PEDIC

International
Domestic
 For a discussion of the Company’s performance, please refer to the Company’s press release for 3Q09 results and the Company’s prior 10K and 10Q filings.
3Q09 YTD Sales
Sell Globally Through Four Primary Channels

Other
20%
Pillow
9%
Mattress
71%

Other
20%
Pillow
19%
Mattress
61%

International
Domestic
 For a discussion of the Company’s performance, please refer to the Company’s press release for 3Q09 results and the Company’s prior 10K and 10Q filings.
3Q09 YTD Sales
Mattresses Drive Global Business, Yet Significant Revenue In Other Product
Lines

Cost Imperative: Make Sure Our Cost Structure Is Optimized To
Enable Marketing And Product Development Investments
◆ Achieve Gross Profit of ~50% with Operating Margin at ~25% of Net sales
◆ Invest ~9% of sales in advertising and ~1% of sales in R&D
◆ Optimize effective tax rate
◆ Optimize the use of all capital and maintain debt at conservative levels

55%
45%
35%
52.7%
50.7%
48.7%
48.3%
43.2%
46.9%
47.6%

 ◆ Channel and product mix has historically been a source of margin pressure
 ◆ In 1st year of 4 year productivity program to drive +700 basis points of margin
 ◆ We plan to invest in our product line to drive value and continue our technological leadership
 For a discussion of the Company’s performance, please refer to the Company’s press release for 3Q09 results and the Company’s prior 10K and 10Q filings.
2004
2005
2006
2007
2008
Long
Range
Target
3Q09
YTD
Sept 09
~50%
TPX Gross Margin

Focus Area	Project Examples	
Operational Excellence	Block Height Freight Auction Network Redesign	Trim Accuracy TMS LEAN
Sourcing	Competition Co-Engineering	Textile Contract Mfg SMI
Engineering	Integrated FR Variation	Formulation
New Product Development	Cover Design	Product Verification
Supply Chain Strategy	Low Cost Geo Sourcing Global Factory Coordination	Direct Ship Late Stage Customize

TEMPUR-PEDIC

Significant Effort Across The Business To Improve COGS

25%
20%
15%
10%
22.0%
22.8%
22.1%
22.1%
14.4%
16.7%
19.0%
Long
Range
Target

TEMPUR-PEDIC

 ◆ Operating Margin has been under pressure due to sales declines
 ◆ Over the long term, our target for Operating Margin is ~25%
 ➢ Sales growth drives leverage of fixed overheads in SG&A
 ➢ Maintain investment in advertising and R&D
 For a discussion of the Company’s performance, please refer to the Company’s press release for 3Q09 results and the Company’s prior 10K and 10Q filings.
2004
2005
2006
2007
2008
Long
Range
Target
3Q09
YTD
Sept 09
~25%
TPX Operating Margin

 ◆ We estimate our manufacturing capacity is approximately $2.3 billion of net sales
 ◆ Based on current plant utilization and net sales levels, believe we could triple manufacturing output with existing plant capacity
 ◆ In addition, see opportunities to increase capacity ~5% annually above that without significant additional capital expenditures
 ◆ Implies strong return on assets and invested capital
 For a discussion of the Company’s performance, please refer to the Company’s press release for 3Q09 results and the Company’s prior 10K and 10Q filings.
Manufacturing Capacity In Place To Grow Sales ~3x

$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$38
$29
$85
$28
$37
$29
$16
$40
$10
$41
$4
$10
$9
$30
2004
2005
2006
2007
2008
3Q09
YTD Sept 09
Cap Ex
D&A

 ◆ Multi-year add back to Net Income as Depreciation and Amortization should exceed
 Capital Expenditures
 ◆ Invested in manufacturing footprint 2001-2006
 ◆ Anticipate annual capital expenditures of $20 million or less for the foreseeable future
($ in millions)
 For a discussion of the Company’s performance, please refer to the Company’s press release for 3Q09 results and the Company’s prior 10K and 10Q filings.
Depreciation & Amortization vs. Capital Expenditures

25%
20%
15%
10%
5%
0%
11.7%
14.1%
15.5%
17.5%
10.9%
10.7%

25%
20%
15%
10%
5%
0%
13.7%
16.2%
18.3%
17.2%
9.7%
13.2%

TEMPUR-PEDIC

 For a discussion of the Company’s performance, please refer to the Company’s press release for 3Q09 results and the Company’s prior 10K and 10Q filings.
 Note: For a reconciliation of 2008 Adjusted Net Income, Return on Assets, Return on Invested Capital and a reconciliation of non-GAAP to GAAP financial measures, please see Appendix of this presentation.
2004
*
*
2005
2006
2007
2008
TTM
Sept 09
2004
*
*
2005
2006
2007
2008
TTM
Sept 09
Return on Assets
Return on Invested Capital
Low Levels Of Capital Should Drive High Returns Going Forward

 ◆ We are focused on driving working capital
 ◆ Significant opportunities exist over the long term
 ◆ Long term goal of 25 day cash cycle
We Are Focused On Driving Balance Sheet Metrics

 ◆ Strict credit policies
 ◆ Will continue to drive future improvements
 For a discussion of the Company’s performance, please refer to the Company’s press release for 3Q09 results and the Company’s prior 10K and 10Q filings.
2004
2005
2006
2007
2008
Long
Range
Target
3Q09
Days Sales Outstanding

 ◆ Have been taking early pay discounts, which shortens payables cycle è longer term, see opportunities to extend
 For a discussion of the Company’s performance, please refer to the Company’s press release for 3Q09 results and the Company’s prior 10K and 10Q filings.
2004
2005
2006
2007
2008
Long
Range
Target
3Q09
Days Payable

 ◆ Significant improvement in Inventory investment
 ◆ Optimizing distribution network to drive further improvement
 ◆ Inventory too low as of 3Q09 è Plan to modestly increase inventory in 4Q09
 For a discussion of the Company’s performance, please refer to the Company’s press release for 3Q09 results and the Company’s prior 10K and 10Q filings.
2004
2005
2006
2007
2008
Long
Range
Target
3Q09
Days Inventory

Funded Debt
Funded Debt to EBITDA
$600
$500
$400
$300
$200
$100
$0
$566
$610
$604
$563
$529
$422
$406
$374
$319
2.14x
2.15x
2.34x
2.35x
2.45x
2.44x
2.38x
2.29x
1.96x
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09

Notes:

TEMPUR-PEDIC

 1. For a discussion of the Company’s performance, please refer to the Company’s press release for 3Q09 results and the Company’s prior 10K and 10Q filings
 2. Please see Appendix A to this presentation for a reconciliation of GAAP to Non-GAAP measures and calculation of Funded Debt to EBITDA ratio.
 ◆ 3.0x covenant through July 2012 (maturity)
 ◆ Substantial covenant cushion
($ in millions)
Funded Debt to EBITDA Covenant

 Note 1: For a discussion of the Company’s performance, please refer to the Company’s press release for 3Q09 results and the Company’s prior 10K and 10Q filings
 Note 2: Management estimates and assumptions.
 ◆ We believe the actions we have taken have substantially improved our profitability
 ◆ Ongoing productivity program will be supplemented with volume leverage
 ➢ Targeting Gross Profit Margin to expand to 50% vs. 48.3% in ‘07
 ◆ At increasing rates of sales, we expect margins to expand
 ➢ Targeting Operating Profit Margin to expand to 25% vs. 22.1% in ‘07
 ➢ Driven by Gross Profit Margin expansion and fixed cost leverage of operating expenses
 ◆ Improved Capital Structure results in lower interest expense
 ➢ Run rate ~1/2 of ’07 interest cost
Enhanced Earnings Power In Our Business Model

Appendix

Q3 - 2009

Net Income/Loss After Tax	**56,934**
Net Interest (Income)/Expense	18,851
Income Taxes	47,334
Depr & Amort Exp	39,823
EBITDA	**162,941**
Long Term Debt	**315,000**
Letters of Credit Outstanding	3,748
Funded Debt	318,748
Debt to EBITDA	**1.96x**

Q2 - 2009

Net Income/Loss After Tax	**55,321**
Net Interest (Income)/Expense	20,835
Income Taxes	47,488
Depr & Amort Exp	39,678
EBITDA	**163,322**
Long Term Debt	**369,000**
Letters of Credit Outstanding	4,995
Funded Debt	373,995
Debt to EBITDA	**2.29x**

Q1 - 2009

Net Income/Loss After Tax	**58,692**
Net Interest (Income)/Expense	22,003
Income Taxes	49,764
Depr & Amort Exp	40,114
EBITDA	**170,574**
Long Term Debt	**400,000**
Letters of Credit Outstanding	5,600
Funded Debt	405,600
Debt to EBITDA	**2.38x**

Q4 - 2008

Net Income/Loss After Tax	**58,868**
Net Interest (Income)/Expense	25,123
Income Taxes	48,554
Depr & Amort Exp	40,797
EBITDA	**173,342**
Long Term Debt	**419,341**
Letters of Credit Outstanding	2,871
Funded Debt	422,212
Debt to EBITDA	**2.44x**

Q3 - 2008

Net Income/Loss After Tax	**97,743**
Net Interest (Income)/Expense	28,720
Income Taxes	48,546
Depr & Amort Exp	40,684
EBITDA	**215,693**
Long Term Debt	**518,750**
Letters of Credit Outstanding	9,898
Funded Debt	528,648
Debt to EBITDA	**2.45x**

Q2 - 2008

Net Income/Loss After Tax	**112,490**
Net Interest (Income)/Expense	30,687
Income Taxes	56,361
Depr & Amort Exp	40,617
EBITDA	**240,155**
Long Term Debt	**556,500**
Letters of Credit Outstanding	6,680
Funded Debt	563,180
Debt to EBITDA	**2.35x**

Q1 - 2008

Net Income/Loss After Tax	**125,194**
Net Interest (Income)/Expense	31,314
Income Taxes	61,700
Depr & Amort Exp	40,018
EBITDA	**258,226**
Long Term Debt	**597,069**
Letters of Credit Outstanding	7,011
Funded Debt	604,080
Debt to EBITDA	**2.34x**

Q4 - 2007

Net Income/Loss After Tax	**141,459**
Net Interest (Income)/Expense	30,484
Income Taxes	71,415
Depr & Amort Exp	40,142
EBITDA	**283,500**
Long Term Debt	**602,044**
Letters of Credit Outstanding	8,264
Funded Debt	610,308
Debt to EBITDA	**2.15x**

Q3 - 2007

Net Income/Loss After Tax	**131,983**
Net Interest (Income)/Expense	27,913
Income Taxes	66,817
Depr & Amort Exp	37,770
EBITDA	**264,483**
Long Term Debt	**556,086**
Letters of Credit Outstanding	9,756
Funded Debt	565,842
Debt to EBITDA	**2.14x**

TEMPUR-PEDIC

Reconciliation of EBITDA to Net Income and Funded debt to Total debt
Non-GAAP Measures
The Company provides information regarding EBITDA and Funded debt which are not recognized terms under GAAP (Generally Accepted Accounting
Principles) and do not purport to be alternatives to Net income as a measure of operating performance or Total debt. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. A reconciliation of EBITDA to the
Company’s Net income and a reconciliation of Funded debt to Total debt are provided below. Management believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to the terms of the Company’s credit facility.
The following tables set forth the reconciliation of the Company’s reported Net income to the calculation of EBITDA and the reconciliation of the
Company’s reported Total debt to the calculation of Funded debt:
GAAP To Non-GAAP Reconciliations - Funded Debt / EBITDA

TTM 2009

Q309 GAAP Net Income	25,684
Q209 GAAP Net Income	16,857
Q109 GAAP Net Income	13,338
Q408 GAAP Net Income	1,055
Plus:	
Q408 Tax provision related to repatriation of foreign earnings	11,631
Adjusted Net Income/Loss	**68,565**

2008

2008 GAAP Net Income		58,868
Plus:		
Q408 Tax provision related to repatriation of foreign earnings		11,631
Adjusted Net Income		**70,499**
GAAP Earnings per share, diluted	**$**	**0.79**
Tax provision related to repatriation of foreign earnings	$	0.15
Adjusted Earnings per share, diluted	**$**	**0.94**

TEMPUR-PEDIC

Reconciliation of Adjusted Net Income to Net Income TTM 2009 and 2008 and Adjusted Earnings Per Share for 2008
Non-GAAP Measures
The Company provides information regarding Adjusted Net income and Adjusted Earnings per share which are not recognized terms under GAAP
(Generally Accepted Accounting Principles) and do not purport to be alternatives to Net income and Earnings per share as a measure of operating performance. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. A reconciliation of Adjusted Net income and Adjusted Earnings per share to the Company’s Net income and Earnings per share is provided below. Management believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to the impact of the repatriation of foreign earnings.
The following table sets forth the reconciliation of the Company’s reported Net income to the calculation of Adjusted Net income for the trailing nine months ending September 30, 2009 and twelve months ended December 31, 2008 and the reconciliation of the Company’s reported Earnings per share to the calculation of Adjusted Earnings per share for the twelve months ended December 31, 2008.
GAAP To Non-GAAP Reconciliations - Net Income and Earnings
Per Share

TTM 2009

Q309 GAAP Net Income	25,684
Q209 GAAP Net Income	16,857
Q109 GAAP Net Income	13,338
Q408 GAAP Net Income	1,055
Plus:	
Q408 Tax provision related to repatriation of foreign earnings	11,631
TTM Adjusted Net Income	**68,565**
Total Assets	642,661
Return on Assets	**10.7%**

2008

2008 GAAP Net Income	58,868
Plus:	
Q408 Tax provision related to repatriation of foreign earnings	11,631
Adjusted Net Income	**70,499**
Total Assets	646,531
Return on Assets	**10.9%**

2007

GAAP Net Income	**141,459**
Total Assets	806,432
Return on Assets	**17.5%**

2006

GAAP Net Income	**112,322**
Total Assets	725,666
Return on Assets	**15.5%**

2005

GAAP Net Income	**99,329**
Total Assets	702,311
Return on Assets	**14.1%**

2004

GAAP Net Income	**75,007**
Total Assets	639,623
Return on Assets	**11.7%**

TEMPUR-PEDIC

The Company provides information regarding Return on Assets as the Company believes it provides investors with useful information. Return on Assets is calculated by dividing Net Income/Loss by Total Assets as reported in the
Company's 10K and 10Q filings. No adjustment for dividends was made in this calculation. See the GAAP to Non-GAAP
Reconciliation for a reconciliation of Adjusted Net Income in 2008.
Calculation Of Return On Assets

TTM 2009

Q309 GAAP Net Income	25,684
Q209 GAAP Net Income	16,857
Q109 GAAP Net Income	13,338
Q408 GAAP Net Income	1,055
Plus:	
Q408 Tax provision related to repatriation of foreign earnings	11,631
Adjusted Net Income/Loss	**68,565**
Dividends	-
Net Income (less Dividends)	**68,565**
Total Assets	642,661
Accounts payble	46,625
Accrued Expenses & Other Current Liabilities	76,530
Invested Capital	**519,506**
Return on Invested Capital	**13.2%**

2008

2008 GAAP Net Income	58,868
Plus:	
Q408 Tax provision related to repatriation of foreign earnings	11,631
Adjusted Net Income	**70,499**
Dividends	17,933
Net Income (less Dividends)	**52,566**
Total Assets	646,531
Accounts payble	41,355
Accrued Expenses & Other Current Liabilities	65,316
Invested Capital	**539,860**
Return on Invested Capital	**9.7%**

2007

GAAP Net Income/Loss	**141,459**
Dividends	23,811
Net Income (less Dividends)	**117,649**
Total Assets	806,432
Accounts payble	56,206
Accrued Expenses & Other Current Liabilities	66,080
Invested Capital	**684,146**
Return on Invested Capital	**17.2%**

2006

GAAP Net Income/Loss	**112,322**
Dividends	-
Net Income (less Dividends)	**112,322**
Total Assets	725,666
Accounts payble	48,297
Accrued Expenses & Other Current Liabilities	63,973
Invested Capital	**613,396**
Return on Invested Capital	**18.3%**

2005

GAAP Net Income/Loss	**99,329**
Dividends	-
Net Income (less Dividends)	**99,329**
Total Assets	702,311
Accounts payble	33,639
Accrued Expenses & Other Current Liabilities	56,570
Invested Capital	**612,102**
Return on Invested Capital	**16.2%**

2004

GAAP Net Income/Loss	**75,007**
Dividends	-
Net Income (less Dividends)	**75,007**
Total Assets	639,623
Accounts payble	34,771
Accrued Expenses & Other Current Liabilities	55,600
Invested Capital	**549,252**
Return on Invested Capital	**13.7%**

TEMPUR-PEDIC

The Company provides information regarding Return on Invested Capital as the Company believes it provides investors with useful information. We consider our Invested Capital to be Total Assets less Accounts Payable and Accrued
Expenses & Other Current Liabilities as reported in the company's 10K and 10Q filings. Return on Invested Capital is calculated by dividing Net Income/Loss (less any dividends) by Invested Capital. See the GAAP to Non-GAAP
Reconciliation for a reconciliation of Adjusted Net Income in 2008.
Calculation Of Return On Invested Capital